EXHIBIT H(18)
                                    FORM OF
                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                          CO-ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                NORTHERN FUNDS,
                           THE NORTHERN TRUST COMPANY
                                      AND
                                   PFPC INC.
                              DATED ________, 2000


Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Money Market Fund                      Global Fixed Income Fund (formerly known
U.S. Government Money Market Fund       as  the International Fixed Income Fund)
U.S. Government Select Money Market    High Yield Municipal Fund
  Fund                                 High Yield Fixed Income Fund
Tax-Exempt Money Market Fund           Income Equity Fund
Municipal Money Market Fund            Stock Index Fund
California Municipal Money Market      Large Cap Value Fund
  Fund                                 Growth Equity Fund
U.S. Government Fund                   Select Equity Fund
Short-Intermediate U.S. Government     Mid Cap Growth Fund
Fund                                   Small Cap Index Fund
Intermediate Tax-Exempt Fund           Small Cap Value Fund (formerly known as
California Intermediate Tax-Exempt     the Small Cap Fund)
  Fund                                 Small Cap Growth Fund
Florida Intermediate Tax-Exempt Fund   Aggressive Growth Fund
Fixed Income Fund                      International Growth Equity Fund
Tax-Exempt Fund                        International Select Equity Fund
Arizona Tax-Exempt Fund                Technology Fund
California Tax-Exempt Fund             Blue Chip 20 Fund
                                       Global Communications Fund

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN FUNDS                           NORTHERN TRUST COMPANY

By:                                      By:
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Title:                                   Title:
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Date:                                    Date:
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PFPC INC.

By:
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Title:
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Date:
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